Exhibit 10.56
CONFIDENTIAL TREATMENT REQUESTED
MANUFACTURE AND SUPPLY AGREEMENT
     THIS MANUFACTURE AND SUPPLY AGREEMENT (the “Agreement”), dated November 13, 2006, is between BIO-RAD LABORATORIES, INC., a Delaware corporation with offices at 1000 Alfred Nobel Drive, Hercules, California 94547 (“BIO-RAD”) and CIPHERGEN BIOSYSTEMS, INC., a Delaware corporation with offices at 6611 Dumbarton Circle, Fremont, California 94555 (“CIPHERGEN”).
RECITALS
     WHEREAS, BIO-RAD and CIPHERGEN have executed an Asset Purchase Agreement dated August 14, 2006 (the “APA”), pursuant to which BIO-RAD is acquiring substantially all of the assets and certain liabilities relating to CIPHERGEN’s tools business (the “Business”);
     WHEREAS, BIO-RAD wishes to manufacture and supply PRODUCTS (as defined below) to CIPHERGEN; and
     WHEREAS, CIPHERGEN wishes to purchase such PRODUCTS from BIO-RAD,
     NOW, THEREFORE, in consideration of the respective covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
1. Definitions.
All defined terms used herein that are not defined below in this Section 1 or elsewhere in this Agreement shall have the meanings given such terms in the APA.
1.1	“APA” means the Asset Purchase Agreement of even date herewith between the parties.

1.2	“Business” shall have the meaning set forth in the APA.

1.3	“Clinical Diagnostics” shall have the meaning set forth in the Cross License Agreement of even date herewith between the parties.

1.4	“Clinical Diagnostics Market” shall have the meaning set forth in the Cross License Agreement of even date herewith between the parties.

1.5	“Confidential Information” shall have the meaning set forth in Section 12.1 of this Agreement.

1.6	“Delivery Date” shall mean the delivery date(s) for ordered PRODUCTS.

1.7	“Delivery Point” shall mean the delivery location(s) specified in the applicable Purchase Order.

1.8	“Effective Date” shall mean the Closing Date (as such term is defined in the APA).

1.9	“Manufacturing Information” shall mean the following information with respect to the PRODUCTS: (a) instrument prototypes, if available; (b) manufacturing drawings and specifications, including any applicable schematics; (c) manufacturing drawings and specifications covering any special tooling and the operation thereof; (d) manufacturing methods and procedures; (e) manufacturing records; (f) technical know-how; (g) a detailed list of all commercially available parts, components and software purchased or licensed on the open market, disclosing the part number, name and location of the supplier(s) and applicable software licenses, if any; (h) with respect to consumable items, a detailed list of all commercially available ingredients, specifications for making ingredients that are not commercially available and tools for producing such consumables; (i) repair specifications and test procedures for instruments and any component parts thereof including, without limitation, installation, operation and performance qualifications as available; (j) source code for any software licensed for use in conjunction with instruments; (k) patent applications and patents owned or licensed applicable to the manufacture of PRODUCTS; (l) software licenses; and (m) quality control, testing and quality assurance procedures.

1.10	“Purchase Orders” shall mean written orders submitted by CIPHERGEN to BIO-RAD and containing the information set forth in Section 3.2 for the purchase of PRODUCTS.

1.11	“QC Criteria” shall mean CIPHERGEN’s applicable incoming quality control criteria for each PRODUCT as set forth on the attached Schedule A.

1.12	“SELDI Technology” shall mean Surface Enhanced Laser Desorption/Ionization Technology as described in U.S. Patent Application No. 08/068,896.

1.13	“Specifications” shall mean the (a) functional specifications, (b) technical specifications, and (c) standard operating procedures and associated documentation, as applicable, relating to the manufacture of PRODUCTS and attached hereto as Schedule B.

1.14	“Technology Escrow Agreement” shall mean an escrow agreement pertaining to the Manufacturing Information that shall be established by the parties pursuant to Section 10.3.

1.15	“PRODUCTS” shall mean those products, and any improvements or modifications thereto acceptable to CIPHERGEN pursuant to Section 3.3, listed in Schedule C to this Agreement, as may be amended from time to time, as well as any NEW SELDI PRODUCTS.

1.16	“NEW SELDI PRODUCTS” shall mean new products that use SELDI Technology and are developed and sold by BIO-RAD in the ordinary course of BIO-RAD’s operation of the Business.

1.17	“NEW CIPHERGEN PRODUCTS” shall mean new or improved products that use SELDI Technology and are developed or manufactured by BIO-RAD at CIPHERGEN’s request hereunder, e.g., a clinical diagnostic version of the PCS 4000 or arrays with specific capture properties.

1.18	“Year” shall mean each twelve (12) month period ending on the anniversary of the Effective Date of this Agreement.
2. Scope of Agreement.
2.1	Supply of PRODUCTS. BIO-RAD agrees to manufacture and sell PRODUCTS to CIPHERGEN as requested by CIPHERGEN. Subject to the terms and conditions of this Agreement, BIO-RAD shall fill CIPHERGEN’s requirements for PRODUCTS, including the manufacture, sale and delivery of PRODUCTS to CIPHERGEN, and CIPHERGEN shall purchase from BIO-RAD CIPHERGEN’s requirements for PRODUCTS.

2.2	Technical Support and Maintenance and Repair Services. With respect to PRODUCTS purchased by CIPHERGEN hereunder, BIO-RAD shall be responsible for providing all applicable warranty service to CIPHERGEN pursuant to Section 6.1, and CIPHERGEN shall be responsible for providing all technical support, warranty, maintenance and repair services to its customers.
3. Purchase and Sale of Products.
3.1	Forecasts. During the term of this Agreement, CIPHERGEN shall provide quarterly, non-binding twelve (12) month rolling forecasts to BIO-RAD, which shall include the quantity and type of PRODUCTS anticipated to be ordered and the anticipated Delivery Date(s). CIPHERGEN may provide revised forecasts to BIO-RAD as necessary to accommodate CIPHERGEN’s changing requirements for PRODUCTS. Forecasts shall be provided to BIO-RAD within ten (10) business days of the end of each calendar quarter. Failure to timely provide forecasts and revisions to forecasts may affect BIO-RAD’s ability to meet CIPHERGEN’s requested Delivery Date(s). If CIPHERGEN places a Purchase Order that exceeds the forecasted amount, BIO-RAD shall use reasonable efforts to fill the Purchase Order, but shall not be liable for failing to supply any amount in excess of the applicable forecast.

3.2	Purchase Orders. CIPHERGEN shall initiate purchases of PRODUCTS hereunder by submitting Purchase Orders in writing, or by facsimile or other electronic means to BIO-RAD that reference this Agreement and include at least the following information:
(a)	the identity and quantity of PRODUCTS ordered;

(b)	a requested Delivery Date (subject to the applicable lead times set forth in Section 3.7);

(c)	packing, shipping and labeling instructions;

(d)	the Delivery Point(s), including shipping address; and

(e)	a “bill to” address and contact name and telephone number.

3.2.1	Purchase Orders are subject to BIO-RAD’s acceptance, which shall not be unreasonably withheld or delayed. BIO-RAD shall use reasonable efforts to acknowledge Purchase Orders for PRODUCTS in writing within ten (10) days after receipt. BIO-RAD’s acknowledgment shall note any exceptions regarding matters such as the items ordered, configuration, pricing, shipment date, etc., that are subject to BIO-RAD’s then current lead times. In the event of any conflict between the terms of this Agreement and the terms of any of CIPHERGEN or BIO-RAD’s pre-printed forms, invoices, order acknowledgements or any other documents, the terms of this Agreement shall prevail unless mutually agreed otherwise in a document signed by both parties. BIO-RAD shall use reasonable commercial efforts to fulfill all Purchase Orders for the quantities specified therein by the Delivery Date.

3.2.2	CIPHERGEN may amend any Purchase Order up to five (5) business days after BIO-RAD’s acceptance of such Purchase Order. CIPHERGEN acknowledges that any amendments may necessitate a change in the scheduled Delivery Date(s) for PRODUCTS ordered under the affected Purchase Order. CIPHERGEN acknowledges and agrees that amendments to Purchase Orders may result in changes to the scheduled Delivery Date(s).
3.3	Changes in Materials, Components or Suppliers. BIO-RAD shall give CIPHERGEN as much prior written notice of any changes to materials or components used in PRODUCTS or to any supplier of such materials or components as is commercially practicable. CIPHERGEN shall make a good faith effort to obtain regulatory approval for the proposed new materials or components and BIO-RAD shall not manufacture PRODUCTS using any such modified or new materials until CIPHERGEN has obtained such regulatory approval or granted express written consent. Notwithstanding the foregoing, CIPHERGEN shall have the right to reject any such proposed change if any required regulatory approval of the proposed new materials or components is not obtained and BIO-RAD shall use reasonable commercial efforts to continue to manufacture the PRODUCTS in accordance with the original specifications.

3.4	Preliminary Annual Forecast. CIPHERGEN’s preliminary forecast for the first Year of this Agreement is set forth on Schedule D.

3.5	Minimum Purchase Commitment. For each Year of the first three Years of this Agreement, BIO-RAD shall manufacture and deliver, and CIPHERGEN shall purchase, accept and pay for, not less than the quantities of PRODUCTS specified on the attached Schedule E, and for each Year thereafter for the quantities of PRODUCTS as shall be reasonably agreed to by CIPHERGEN and BIO-RAD.

3.6	Custom Materials and Components. CIPHERGEN shall be responsible for purchasing, and maintaining sufficient inventory levels thereof, all custom materials and components used by BIO-RAD in the manufacture of PRODUCTS specifically for CIPHERGEN that are not used for any other BIO-RAD products.

3.7	Lead Times. Contingent upon CIPHERGEN’s fulfillment of its forecast obligations in Section 3.1 and subject to delays resulting from amendments to Purchase Orders pursuant to Section 3.2.2, BIO-RAD will use commercially reasonable efforts to deliver PRODUCT(S) on the Delivery Dates requested in CIPHERGEN’s relevant Purchase Order or as mutually agreed upon between the parties, provided such Delivery Date allows for a lead time of at least ninety (90) days from the date of BIO-RAD’s acceptance of the relevant Purchase Order.
4. New Products.
4.1	New SELDI Products. If, in the ordinary course of BIO-RAD’s operation of the Business, BIO-RAD develops NEW SELDI PRODUCTS that BIO-RAD makes generally available to BIO-RAD’s customer base, BIO-RAD shall make such NEW SELDI PRODUCTS available to CIPHERGEN for purchase in accordance with Sections 3.2 and 7.1.1. If BIO-RAD develops and sells new BIO-RAD Life Science Group products that are not NEW SELDI PRODUCTS, BIO-RAD shall make such new products available to CIPHERGEN for purchase at its standard list price for such products in the United States.

4.2	New Ciphergen Products. If CIPHERGEN requests that BIO-RAD develop and manufacture NEW CIPHERGEN PRODUCTS for CIPHERGEN, or manufacture NEW CIPHERGEN PRODUCTS to CIPHERGEN’s specifications, BIO-RAD and CIPHERGEN shall negotiate in good faith a separate written agreement (“New Product Development and Supply Agreement”) containing the terms pursuant to which BIO-RAD shall develop and supply such NEW CIPHERGEN PRODUCTS to CIPHERGEN.

5. Delivery and Acceptance.
5.1	Delivery.
5.1.1	Packing. BIO-RAD shall pack all PRODUCTS in a manner adequate to protect such products from loss or damage in transit and in accordance with good commercial practice. BIO-RAD shall include in each shipment a certificate of analysis for each lot of consumable PRODUCTS included in any shipment.

5.1.2	Shipment. BIO-RAD shall ship PRODUCTS to CIPHERGEN “FCA BIO-RAD’s facility” (Incoterms 2000). BIO-RAD shall prepay and invoice to CIPHERGEN all freight, insurance, import and other shipping expenses associated with shipments of PRODUCTS. BIO-RAD shall have the right to make partial shipments of PRODUCTS ordered under any Purchase Order. Each shipment shall include a packing slip containing identifying information including, without limitation, the Purchase Order number, applicable part number(s), quantity ordered and quantity shipped.

5.1.3	Delivery. BIO-RAD shall use commercially reasonable efforts to deliver PRODUCTS on the Delivery Date requested by CIPHERGEN, provided that the requested Delivery Date allows for the required lead time specified in Section 3.7. CIPHERGEN reserves the right to refuse any delivery received more than fifteen (15) days in advance of the scheduled Delivery Date or any quantity of PRODUCTS in excess of the quantity specified in the relevant Purchase Order. CIPHERGEN, at its option, may return, freight collect, all units received more than fifteen (15) days in advance or in excess of the quantity specified on such Purchase Order or may, at its option, retain such units with payment therefor deferred until it otherwise would be due. BIO-RAD shall provide prompt written notice to CIPHERGEN of any anticipated delay in shipment.
(a)	If BIO-RAD delivers PRODUCTS more than thirty (30) days after the scheduled Delivery Date, and CIPHERGEN’s customer for such PRODUCTS cancels delivery of such PRODUCT as a direct result, CIPHERGEN shall have the right, at its sole option and without liability, to cancel the applicable Purchase Order.
5.2	Acceptance.
5.2.1	PRODUCTS. CIPHERGEN shall use reasonable commercial efforts to inspect and test delivered PRODUCTS for compliance with the applicable QC Criteria set forth on Schedule A within seven (7) business days after delivery. If CIPHERGEN determines that any delivered PRODUCT does not comply with QC Criteria, CIPHERGEN shall promptly notify BIO-RAD in writing and BIO-RAD shall use reasonable commercial efforts to repair or replace the PRODUCT within thirty (30) days thereafter at BIO-RAD’s expense, including but not limited to shipping charges. If CIPHERGEN does not notify BIO-RAD of any defects within such seven (7) day period, such delivered PRODUCTS shall be deemed accepted.

Notwithstanding the foregoing, BIO-RAD and CIPHERGEN may mutually agree to an alternate resolution for the affected PRODUCTS. CIPHERGEN’s acceptance of PRODUCTS in accordance with this Section will not act as a waiver of CIPHERGEN’s rights pursuant to Section 6.
6. Warranties.
6.1	PRODUCTS. At the time of delivery BIO-RAD warrants that the PRODUCTS shall be free from defects in materials and workmanship and shall conform to the applicable Specifications. In addition, PRODUCTS that are instruments shall be subject to any warranty that is provided to BIO-RAD’s other customers and PRODUCTS that are consumables shall carry a shelf life of not less than three (3) months. If feasible, BIO-RAD shall use commercially reasonable efforts to honor CIPHERGEN requests for a longer shelf life. BIO-RAD’s warranty shall cover only those parts and processes manufactured by BIO-RAD. Any alterations of or additions to the PRODUCTS made by CIPHERGEN will not be covered.

6.2	Regulatory Compliance. BIO-RAD further warrants that PRODUCTS shall be manufactured in accordance with the ISO 13485 Quality Management Standard for medical devices as soon as reasonably practicable after the Effective Date.

6.3	Warranty Disclaimer. THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT ARE THE SOLE AND EXCLUSIVE WARRANTIES WITH RESPECT TO THE PRODUCTS. NO OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, SHALL APPLY INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT AS WELL AS ANY WARRANTIES ARISING FROM COURSE OF DEALING, USAGE OR TRADE PRACTICE. The stated express warranties are in lieu of all other obligations or liabilities arising out of or in connection with this Agreement.

6.4	BIO-RAD understands and agrees that CIPHERGEN intends to resell the PRODUCTS and the warranty provided hereunder shall not be voided due to use of such PRODUCTS by CIPHERGEN’s customers; provided, however, that CIPHERGEN and CIPHERGEN’s agents, employees and representatives use and store the PRODUCTS in accordance with BIO-RAD’s reasonable written instructions, if any.
7. Prices, Invoices and Payment.
7.1	Prices.
7.1.1	Products. CIPHERGEN shall purchase PRODUCTS at a price equal to [**************************************************] and (b) all
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

applicable freight charges, insurance, taxes, duties and any other fees or costs related to the transport, export, import or sale of PRODUCTS (“Transport Charges”) to CIPHERGEN. [*************************************************************************************************** **************************************************************************************************** ******************************************************************************] Such prices shall be exclusive of all applicable Transport Charges, applicable value-added, excise, sales, use or consumption taxes, customs duties or other governmental charges, but excluding taxes based upon or measured by or imposed upon the income of BIO-Rad.

7.1.2	Price Adjustments. Until [*************************************************], pricing for PRODUCTS shall be based on [*****************************************************************************]. Within ninety (90) days after the Effective Date and once annually thereafter, [***************************************] and shall promptly provide such pricing information to CIPHERGEN.
7.2	Invoices and Payment. BIO-RAD shall render invoices to CIPHERGEN upon shipment of the PRODUCTS. Each invoice shall (a) be sent to the “bill to” contact or address specified on the applicable Purchase Order, (b) include the Purchase Order number and the aggregate and unit prices for the shipment covered by such invoice, and (c) separately itemize any freight, insurance, duties, taxes and other costs incidental to such shipment. CIPHERGEN shall pay each such invoice in U.S. dollars no later than thirty (30) days after receipt.
8. Records and Audits.
8.1	Records. Within ninety (90) days after each anniversary of the Effective Date, BIO-RAD shall furnish to CIPHERGEN complete and accurate statements documenting [***********************************************] the prices invoiced to CIPHERGEN hereunder for the preceding Year. In addition, BIO-RAD shall keep and maintain complete and accurate records of the transactions underlying the accounting statements to be furnished including, without limitation, manufacturing records. Upon reasonable prior notice, CIPHERGEN or its representative may inspect BIO-RAD’s records during normal business hours to verify the accuracy of the computation of the amounts charged pursuant to Section 7. CIPHERGEN shall not request any such audit more than once in any twelve (12) month period. If any audit reveals that BIO-RAD has not complied with the terms of Section 7, such that there has been an overcharge to CIPHERGEN, then BIO-RAD shall promptly repay the amount of such overcharge to CIPHERGEN plus interest at a rate of one and one-half percent (1.5%) if the overcharge is in excess of five percent (5%). CIPHERGEN shall bear the cost of such audits provided that, if any overcharge is in excess of
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

five percent (5%) of the amount due for the period under audit, BIO-RAD shall reimburse CIPHERGEN for CIPHERGEN’s reasonable out-of-pocket costs for the applicable audit.

8.2	Regulatory Inspections and Audits. Upon reasonable prior notice, BIO-RAD shall afford access to its facilities during normal business hours to the FDA and any other state, federal or foreign regulatory agency having jurisdiction over CIPHERGEN’s business operations in the Clinical Diagnostics Market and/or the PRODUCTS sold by CIPHERGEN to: (a) inspect the BIO-RAD facilities where PRODUCTS are manufactured including, without limitation, work-in-progress and finished inventory, and (b) audit any records maintained by BIO-RAD in accordance with Section 8.1 above. CIPHERGEN shall bear all out-of-pocket costs associated with such audits.
9. Indemnification and Limitation of Liability.
9.1	Indemnification.
9.1.1	Ciphergen. CIPHERGEN shall indemnify, defend or settle and hold BIO-RAD and its affiliates, and the officers, directors, employees and agents of each of them, harmless from and against all claims, suits or demands, damages, losses, costs or expenses including reasonable attorney’s fees and costs (collectively, “Claims”) arising out of or relating to (a) the performance by CIPHERGEN of its obligations hereunder and caused by the negligence or willful misconduct of CIPHERGEN, its employees or agents in the performance of its obligations hereunder, or (b) any Claim that all or any part of the specifications furnished by CIPHERGEN, and relied upon by BIO-RAD in manufacturing the affected PRODUCTS and/or NEW CIPHERGEN PRODUCTS, infringe upon any third-party patent, trade secret, trademark, copyright or other proprietary right (“Third-Party IP Rights”). In the event of any such Claim, CIPHERGEN shall have the right, at its option, in lieu of the obligations set forth in the first sentence of this Section 9.1.1, to procure for BIO-RAD, at no cost to BIO-RAD, the right or licenses necessary for BIO-RAD to continue to use the allegedly infringing specifications or modifications, or to replace or modify the allegedly infringing specifications or modifications so that the applicable PRODUCT or NEW CIPHERGEN PRODUCT does not infringe upon Third-Party IP Rights.

9.1.2	Bio-Rad. BIO-RAD shall indemnify, defend or settle and hold CIPHERGEN and its affiliates, and the officers, directors, employees and agents of each of them, harmless from and against Claims arising out of or relating to (a) the performance by BIO-RAD of its obligations hereunder and caused by the negligence or willful misconduct of BIO-RAD, its employees or agents in the performance of its obligations hereunder or (b) any Claim that any NEW SELDI PRODUCT, any NEW CIPHERGEN

PRODUCT, to the extent such Claim arises out of or relates to any specifications not provided by CIPHERGEN, or any other product purchased by CIPHERGEN from BIO-RAD hereunder that is not a variant of or based upon to the PRODUCTS hereunder infringes any Third-Party IP Rights. In the event of any such infringement claim, BIO-RAD shall have the right, at its option, in lieu of the obligations set forth in the first sentence of this Section 9.1.2, to procure for CIPHERGEN, at no cost to CIPHERGEN, the rights or licenses necessary for CIPHERGEN to continue using the allegedly infringing PRODUCTS or to replace or modify the allegedly infringing PRODUCTS so that they become non-infringing.

9.1.3	Conditions. The indemnifying party’s (the “Indemnitor”) obligations under this Section 9 are subject to the following conditions: (a) the party to be indemnified (the “Indemnitee”) shall give the Indemnitor prompt written notice of any claim, (b) the Indemnitor shall have the sole authority to manage the defense or settlement of any claim (provided that the Indemnitor shall not agree to any settlement or compromise of any claim involving any remedy other than the payment of monetary damages without obtaining the prior written consent of the Indemnitee (not to be unreasonably withheld) and (c) the Indemnitee shall give such assistance and information as the Indemnitor may reasonably require for purposes of settling or opposing such claim. Notwithstanding the foregoing Sections 9.1.1 and 9.1.2, the Indemnitor’s obligation to indemnify the Indemnitee hereunder shall not extend to any Claims to the extent caused by the Indemnitee’s negligence or willful misconduct.
10. Conditional Manufacturing Arrangements.
10.1	Limited License. BIO-RAD acknowledges that it is CIPHERGEN’s sole source for the supply of PRODUCTS and desires to assure CIPHERGEN of a continuing supply of PRODUCTS for the purposes contemplated herein. Accordingly, subject to Section 10.2, BIO-RAD hereby grants to CIPHERGEN a non-transferable, fully-paid up, royalty-free, worldwide, non-exclusive license, to make, use, sell, offer for sale and/or import the PRODUCTS in the field of Clinical Diagnostics into the Clinical Diagnostics Market, or to have any of these done on its behalf, in accordance with this Section 10. The license rights granted to CIPHERGEN herein are expressly subject to, and CIPHERGEN shall only be entitled to exercise such rights if, and for such period of time as:
(a)	BIO-RAD or its successor in interest (collectively referred to in this Section 10 as “BIO-RAD”) fails to manufacture for or sell PRODUCTS to CIPHERGEN as the result of the occurrence of any of the conditions set forth below, and BIO-RAD fails to cure such condition within forty-five (45) days after its receipt of written notice thereof from CIPHERGEN:

i.	BIO-RAD is liquidated or dissolved and is unable or unwilling to fulfill BIO-RAD’s obligations hereunder; or

ii.	BIO-RAD (i) files a voluntary petition under bankruptcy or insolvency law, (ii) makes an assignment of substantially all of its business assets for the benefit of its creditors, or (iii) an involuntary petition in bankruptcy or insolvency is filed against BIO-RAD or a receiver or trustee is appointed for substantially all of BIO-RAD’s business assets; or

iii.	BIO-RAD ceases business operations; or

iv.	BIO-RAD ceases or otherwise discontinues the manufacture and/or supply of PRODUCTS; or

v.	BIO-RAD is in material breach of any material provision of this Agreement in a manner related to BIO-RAD’s supply obligations hereunder and fails to cure such breach within a thirty (30) day period (or such additional period of time as mutually agreed is reasonably required to cure such material breach so long as the cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion, provided that BIO-RAD shall apply no less effort to cure such breach than it would exert on behalf of any of its other customers); or

vi.	BIO-RAD terminates this Agreement for convenience; or
(b)	BIO-RAD fails to sell any NEW SELDI PRODUCTS to CIPHERGEN as requested by CIPHERGEN in accordance with the terms and conditions of this Agreement within forty-five (45) days after BIO-RAD’s receipt of CIPHERGEN’s written request to purchase such NEW SELDI PRODUCT(S); or

(c)	BIO-RAD fails to manufacture for or sell NEW CIPHERGEN PRODUCTS to CIPHERGEN as requested by CIPHERGEN in accordance with the terms and conditions of this Agreement and the New Product Development and Supply Agreement within one hundred eighty (180) days of BIO-RAD’s receipt of CIPHERGEN’s written request for such NEW CIPHERGEN PRODUCTS and all applicable and necessary product specifications and other information necessary for the manufacture of such NEW CIPHERGEN PRODUCT(S), or such additional period of time as shall be reasonably necessary for BIO-RAD to manufacture such NEW CIPHERGEN PRODUCT(S) provided that BIO-RAD is using reasonable commercial efforts to do so;

(d)	Following the expiration of the term of this Agreement.
10.2	Use of Manufacturing Information. Provided this Agreement has not been terminated by CIPHERGEN for its convenience, in the event of the occurrence of any of the conditions described in Section 10.1 above, subject to Section 11.3, CIPHERGEN shall have the limited right to receive and use the applicable

Manufacturing Information for purposes of manufacturing or having manufactured the specific PRODUCTS or NEW CIPHERGEN PRODUCTS affected by such condition for the purposes contemplated herein for so long as such condition remains uncured. CIPHERGEN shall pay a reasonable royalty to BIO-RAD on sales of any such PRODUCTS or NEW CIPHERGEN PRODUCTS manufactured by or for CIPHERGEN for sale to CIPHERGEN’s customers.

10.3	Escrow Agreement. Within sixty (60) days after the execution of this Agreement, the parties shall establish an escrow with a mutually acceptable escrow agent (the “Escrow Agent”) pursuant to a mutually acceptable form of Technology Escrow Agreement. BIO-RAD shall deposit the Manufacturing Information, and any updates thereof, into such escrow pursuant to the terms of the Technology Escrow Agreement. Subject to the terms of the Technology Escrow Agreement, in the event of the occurrence of any of the conditions specified in Section 10.1, CIPHERGEN shall have the right to require the Escrow Agent to deliver to CIPHERGEN the applicable Manufacturing Information deposited by BIO-RAD into escrow. CIPHERGEN shall bear responsibility for paying all expenses associated with such escrow.

10.4	Ownership of Manufacturing Information. Nothing in this Agreement shall be construed to grant any right of ownership in the Manufacturing Information to CIPHERGEN or grant any other right or interest not expressly provided.
11. Term and Termination.
11.1	Term. Unless terminated (a) by either party in accordance with Section 11.2, or (b) by either party for convenience upon one hundred eighty (180) days’ prior written notice to the other party, this Agreement shall be effective for a period of five (5) years commencing on the Effective Date (the “Initial Term”). At the option of CIPHERGEN, the Agreement may be renewed for two (2) successive two (2) year periods (each a “Renewal Term”) upon not less than ninety (90) day’s notice prior to the expiration of the then-current Term.

11.2	Termination for Default. Either party may terminate this Agreement upon notice to the other party if the other party is in material default of any provision of this Agreement and fails to cure such default within thirty (30) days after notice thereof by the non-defaulting party (or such additional period of time as mutually agreed by the parties is reasonably required to cure such material breach so long as the cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion).

11.3	Effect of Termination. Provided this Agreement was not terminated due to CIPHERGEN’s material default and failure to cure, CIPHERGEN shall have the right to continue to use or sell any PRODUCTS in its possession on the effective date of the termination or expiration of this Agreement, in accordance with the terms and conditions of this Agreement. If CIPHERGEN terminates this

Agreement for BIO-RAD’s material default, CIPHERGEN shall have the right to use the Manufacturing Information for purposes of manufacturing and selling PRODUCTS in accordance with Section 10. Together with any provisions which by their nature are intended to survive, the provisions of Sections 2.2, 6.1, 6.3, 6.4, 7.2, 8, 9, 10, 11.3, 12, 13.3 and 13.9 shall survive any termination of this Agreement.
12. Confidentiality, Publicity.
12.1	CIPHERGEN and BIO-RAD acknowledge that by reason of their relationship to each other hereunder, each will have access to certain information and materials concerning the other’s business, plans, customers and product(s) (including but not limited to information and materials contained in technical data provided from time to time) which is confidential and of substantial value to the owner (the “Confidential Information”), which value would be impaired if such information were disclosed to third parties. Each party (the “receiving party”) expressly agrees not to disclose, directly or indirectly, the Confidential Information disclosed by the other party (“disclosing party”) to any third party, unless the express prior written consent of the disclosing party has been obtained. The receiving party expressly agrees not to use the disclosing party’s Confidential Information except as expressly authorized by the disclosing party, or as necessary to perform its obligations under this Agreement. In this regard, the receiving party agrees to maintain the Confidential Information in confidence and shall take at least the same precautions to avoid disclosure of such Confidential Information as those it would take with its own Confidential Information, but in no case less than reasonable precautions. It is also agreed between the parties that all Confidential Information shall remain the sole and exclusive property of the disclosing party. Upon termination or expiration of this Agreement for any reason, the receiving party shall promptly return to the disclosing party all documents embodying the Confidential Information of the disclosing party, except that one copy may be retained for archival purposes.

12.2	Neither party shall not make any press releases or other publicity regarding this Agreement or any part thereof without prior written consent of the other party.
13. Miscellaneous Provisions.
13.1	Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party without the prior written consent of the other party, except that either party may, without such consent, assign all such rights and obligations to a wholly-owned subsidiary or partnership of which the assigning party is the general partner, or any assignee or purchaser of the portion of such party’s business associated with the rights and obligations hereunder. In the event of any such transfer, the transferee shall assume and be bound by the provisions of this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other person shall have any right, benefit or obligation under this Agreement as a third-party beneficiary or otherwise.

13.2	Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by facsimile; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case, notice shall be sent to:
If to BIO-RAD :
Bio-Rad Laboratories, Inc.
1000 Alfred Nobel Drive
Hercules, California 94547
Attention: General Counsel
Facsimile No.: 510.741.5815
with a copy to:
Bio-Rad Laboratories, Inc.
2000 Alfred Nobel Drive
Hercules, California 94547
Attention: Vice President, Life Science Group
Facsimile No.: (510) 741-5803
If to CIPHERGEN
Ciphergen Biosystems, Inc.
6611 Dumbarton Circle
Fremont, California 94555
Attention: Vice President of Operations
Facsimile No.: 510.505.2101
or to such other place and with such other copies as either party may designate as to itself by written notice to the other party.

13.3	Choice of Law/Dispute Resolution.
(a)	Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of California (without reference to the choice of law provisions), except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement.

(b)	Dispute Resolution. The parties shall attempt to resolve informally, through their respective representatives on the Joint Steering Committee (as such term is defined in the APA), any dispute, claim or controversy (“Dispute”) arising between the parties with respect to the performance of this Agreement or any PRODUCTS manufactured for and sold to CIPHERGEN hereunder. If such representatives are unable to resolve any such Dispute within 60 days, the party raising the Dispute shall promptly advise the other party in a writing (“Notice of Dispute”) of its desire to submit the Dispute to an alternative dispute resolution (“ADR) process. The Notice of Dispute shall describe the nature of the Dispute in reasonable detail. By not later than 10 business days after the recipient has received such Notice of Dispute, each party shall have selected for itself a representative who shall have the authority to bind each such party and shall additionally have advised the other party in writing of the name and title of such representative. By not later than 20 business days after the date of such Notice of Dispute, such representatives shall schedule a date for engaging in an ADR process. Thereafter, the representatives of the parties shall engage in good faith in an ADR process. If the representatives of the parties have not been able to resolve the Dispute within 30 business days after the termination of the ADR, the parties shall have the right to pursue any other remedies legally available to resolve such dispute in either the State Courts of California or in the United States District Courts for California. Each party irrevocably and unconditionally (1) agrees that any ADR process, suit, action or other legal proceeding arising out of this Agreement may be brought in the United States District Court for the Northern District of California or, if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Contra Costa County, California, (2) consents to the jurisdiction or any such court in any such suit, action or proceeding and (3) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court. Notwithstanding the foregoing, nothing in this Section 10.4(b) shall be construed to waive any rights or timely performance of any obligations existing under this Agreement.
13.4	Entire Agreement; Amendments and Waivers. This Agreement, together with all exhibits hereto, and the Confidentiality Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

13.5	Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.6	Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

13.7	Attorneys’ Fees. If any party to this Agreement brings an action to enforce its rights under this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including without limitation reasonable attorneys’ fees, incurred in connection with such action, including any appeal of such action.

13.8	Independent Contractors. CIPHERGEN and BIO-RAD, and their respective agents, shall be independent contractors with respect to the transactions contemplated herein and nothing herein shall be deemed to constitute a relationship of partnership, joint venture, employee-employer or any other relationship other than that of independent contracting parties. Neither party, nor its agents shall hold itself out to third parties as having the power to contractually bind the other party with respect to any matter.

13.9	Limitation of Liability. IN NO EVENT SHALL EITHER PARTY, ITS SUBSIDIARIES OR AFFILIATES BE LIABLE TO THE OTHER PARTY, ITS SUBSIDIARIES OR AFFILIATES, FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.10	Force Majeure. Neither party shall be responsible for any delay or failure in performance (or for any loss, damage, cost, charge or expense incurred or suffered by the other party by reason of such delay or failure) if that delay or failure is a result of an event beyond the reasonable control of that party, and without the fault or negligence of that party.

13.11	Quest Diagnostics. The parties expressly acknowledge that Quest Diagnostics Incorporated (“Quest Diagnostics”) is an intended third-party beneficiary of this Agreement with respect to Ciphergen’s supply and support obligations for PRODUCTS as set forth in the Strategic Alliance Agreement dated July 22, 2005 (the “SAA”) between Ciphergen and Quest Diagnostics and the applicable agreement(s) between Ciphergen and Quest Diagnostics for the supply of PRODUCTS. To the extent CIPHERGEN is obligated to supply PRODUCTS to

Quest Diagnostics pursuant to the SAA and subject to the terms and conditions of this Agreement, BIO-RAD agrees to provide such PRODUCTS to CIPHERGEN in fullfillment of such obligations.

13.12	Construction. Section headings are used for convenience only and shall in no way affect the construction of this Agreement. Whenever a number of days is specified in this Agreement, the number of days shall be construed as calendar days, unless business days are specified.
[Signatures on Following Page]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives.

BIO-RAD LABORATORIES, INC.		CIPHERGEN BIOSYSTEMS, INC.

By: Name:	/s/ Norman Schwartz Norman Schwartz	By: Name:	/s/ Debra Young Debra Young
Its:	President	Its:	Chief Financial Officer and
Vice President of Finance

The following Schedules are attached hereto and incorporated herein by this reference. Where the Agreement and Schedules conflict, the Agreement shall prevail.

Schedule A:	Quality Control Criteria

Schedule B:	Specifications

Schedule C:	Products

Schedule D:	Preliminary Annual Forecast

Schedule E:	Minimum Purchase Commitment

Schedule A
CIPHERGEN’s Quality Control Criteria
See attached.

Schedule A, QC Criteria
[*********]

[**********************]	[**********]
CHIPWARE

PRODUCT	QCP
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
[**********************]	[**********]
KITWARE

PRODUCT		QCP
[**********************]		[**********]
[**********************]		[**********]
[**********************]		[**********]
[**********************]		[**********]
[**********************]		[**********]
[**********************]		[**********]
[**********************]		[**********]
[**********************]		[**********]
[**********************]		[**********]
[**********************]		[**********]
[**********************]		[**********]
[**********************]	[**********************]	[**********]
	[**********************]	[**********]
	[**********************]	[**********]
	[**********************]	[**********]
	[**********************]	[**********]
	[**********************]	[**********]
	[**********************]	[**********]
	[**********************]	[**********]
[**********************]	[**********************]	[**********]
	[**********************]	[**********]
	[**********************]	[**********]
[**********************]		[**********]
[**********************]		[**********]
[**********************]		[**********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Document Register

Document Type	Status
[**********************************]	[******************]
[****************]

Number	Document Title	Rev. No.	Active Date	Change Number
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
Approved By

[***************************]	[*************]
[********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Number	Document Title	Rev. No.	Active Date	Change Number
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
[*********]	[*****************************]	[*****]	[*********]
Approved By

[***************************]	[*************]
[********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Schedule B
Specifications
See attached.

Manufacturer and Supply Agreement
Schedule B — [*********************]

[***]	[***]	[***]	[***]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Manufacturer and Supply Agreement
Schedule B — [*********************]

[***]	[***]	[***]	[***]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Manufacturer and Supply Agreement
Schedule B — [*********************]

[***]	[***]	[***]	[***]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Manufacturer and Supply Agreement
Schedule B — [*********************]

[***]	[***]	[***]	[***]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Manufacturer and Supply Agreement
Schedule B — [*********************]

[***]	[***]	[***]	[***]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
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[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Manufacturer and Supply Agreement
Schedule B — [*********************]

[***]	[***]	[***]	[***]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Manufacturer and Supply Agreement
Schedule B — [*********************]

[***]	[***]	[***]	[***]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Manufacturer and Supply Agreement
Schedule B — [*********************]

[***]	[***]	[***]	[***]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Manufacturer and Supply Agreement
Schedule B — [*********************]

[***]	[***]	[***]	[***]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Manufacturer and Supply Agreement
Schedule B — [*********************]

[***]	[***]	[***]	[***]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
[**********]	[**************************************]	[****]	[***********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Schedule C
Products
See attached.

Catalog Items

[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]					[*	*********]	[*	************]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]					[*	*********]	[*	************]
	[*	*************]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
							[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
							[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
							[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
							[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
							[*	*********]	[*	************]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]					[*	*********]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]					[*	*********]
	[*	********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Catalog Items

[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	***********]	[*	**************]
									[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]					[*	*************]
	[*	*************]					[*	*******]
	[*	******]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Catalog Items

[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	**********]	[*	**************]
									[*	**************]
									[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	**********]	[*	**************]
									[*	**************]
									[*	**************]
									[*	**************]
									[*	**************]
									[*	**************]
									[*	**************]
									[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	**********]	[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	**********]	[*	**************]
									[*	**************]
									[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	**********]	[*	**************]
									[*	**************]
									[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]					[*	**********]	[*	**************]
	[*	*********]							[*	*******]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	*************]
							[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Catalog Items

[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]							[*	**************]
	[*	*********]							[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]							[*	**********]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]							[*	**********]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]							[*	**************]
	[*	*********]							[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]							[*	***********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Catalog Items

[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]			[*	********]
	[*	*************]					[*	*************]
	[*	*********]					[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]			[*	********]
	[*	*************]					[*	*************]
	[*	*********]					[*	**********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]					[*	**********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]					[*	**********]	[*	**********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]					[*	**********]	[*	**********]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]					[*	**********]	[*	************]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]					[*	**********]	[*	**************]
	[*	*********]							[*	**************]
									[*	**************]
									[*	**************]
									[*	**************]
									[*	***********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*************]
	[*	*********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Catalog Items

[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	**********]	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	*************]
	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	********]
[***********]	[*	*************]	[*	********]	[*	*********]	[*	*************]	[*	**************]	[*	********]
	[*	*************]
	[*	********]
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Schedule D
Preliminary Annual Forecast
Instruments =     [********]
ProteinChip® Arrays =     [*********] *

*	Where one (1) ProteinChip® Array equals an eight-spot strip.
***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***

Schedule E
Minimum Purchase Commitment

PRODUCTS	Year 1	Year 2	Year 3	Year 4	Year 5
Instruments	[******]	[******]	[******]	[******]	[******]

ProteinChip® Arrays	[*******]	[*******]	[*******]	[*******]	[*******]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.***